UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 7, 2016

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2016, the Board of Directors of FedEx Corporation (“FedEx”) approved amendments to the Amended and Restated Bylaws of FedEx (the “Bylaws”), effective immediately, as described below.

As amended, Article III, Section 14 of the Bylaws implements proxy access. The proxy access bylaw permits up to 20 stockholders owning 3% or more of FedEx’s outstanding voting stock continuously for at least three years to nominate and include in FedEx’s proxy materials directors constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

Additionally, due to the addition of the proxy access bylaw, the Board approved refinements and conforming changes to the: (1) special meeting provision in Article II, Section 5; (2) advance notice provision in Article III, Section 13; (3) additional requirements for stockholder business and stockholder nominations at an annual meeting provision in Article III, Section 15, as amended; and (4) definition of a “contested election meeting” in Article III, Section 1.

The Board also approved changes to the indemnification provisions in Article VI: (1) expressly authorizing a person covered by such provisions to recover expenses in a successful suit against FedEx for unpaid amounts from a claim for indemnification or advancement of expenses; and (2) extending the contractual indemnification rights of the Bylaws to any person covered by the indemnification provisions.  Additional clarifying and conforming changes to the indemnification provisions were also approved.

The foregoing summary is qualified in its entirety by reference to the text of the Bylaws as adopted and effective as of March 7, 2016. The Bylaws as adopted and effective as of March 7, 2016, and a copy marked to show changes from the prior Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION. 9 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.                      Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 7, 2016	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 7, 2016.

E-1